AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT


THIS AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT is entered into as of the _____ day of ____________, 1999 by and among ACS2, INC., a Delaware corporation ("ACS2"), ADVANCED CLINICAL SYSTEMS, INC., a Delaware corporation ("Advanced"), DYNAMIC ASSOCIATES, INC., a Nevada corporation ("Dynamic"), and ADVANCED-DYNAMIC, LLC, a Nevada limited liability company (the "LLC").

WHEREAS, the parties have entered into that certain Capital
Contribution Agreement as of March 30, 1999 (the "Capital
Contribution Agreement") regarding the contribution of the capital stock of Advanced and the subsidiaries of Dynamic into the LLC pending a contemplated merger of ACS2 with and into Dynamic
Acquisition Corporation (the "Merger"); and

WHEREAS, the parties desire to amend the Capital Contribution
Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in the Capital Contribution Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	The phrase "and wholly-owned subsidiary of ACS2" is
hereby deleted from the opening paragraph of the Capital
Contribution Agreement. Likewise, Dynamic and the LLC each hereby acknowledge that all statements made in the Capital Contribution Agreement pertaining to or related to the ownership of Advanced common stock are subject to completion of the recapitalization of Advanced which, pursuant to that certain Agreement and Plan of Merger dated as of March 30, 1999, is to be completed on or prior to the Merger. For example, but without limitation, the obligations imposed pursuant to Section
6.1 of the Capital Contribution Agreement would be subject to the caveat of completing such recapitalization.

2.	The word "All" is hereby deleted and the phrase
"representing, in the aggregate, at least ninety percent
(90%) of the underlying shares of common stock of such Warrants, Options and SARs" is hereby inserted after the parenthetical in Section 1.7 of the Capital Contribution
Agreement. In addition, the phrase "at or prior to the Closing of the Merger" will be inserted after the word
"canceled" in Section 1.7 of the Capital Contribution
Agreement.

3.	The phrase "whose fees and expenses shall be paid by
Dynamic" is hereby deleted from Section 5.12 of the Capital Contribution Agreement.


4.	The phrase "other than against or by former officers,
directors and related parties" is hereby deleted from
Section 6.4(k) of the Capital Contribution Agreement and the following substituted in its stead: ". . .; provided, however, that the parties hereto acknowledge and consent to efforts by Dynamic, alone or with the financial assistance of the holders of the Dynamic Secured Notes
[on behalf of Dynamic], to settle outstanding disputes with former officers and directors of Dynamic and its subsidiaries as more fully described in Section 7.1(7) of the Merger Agreement."

5.	The following sentence will be added to the end of
Section 6.14(e) of the Capital Contribution Agreement:
"Notwithstanding the foregoing, Advanced's failure to deliver the requisite number of cancellation agreements at or prior to the Closing of the Merger pursuant to
Section 1.7 will permit Dynamic to terminate this Agreement pursuant to Section 8.2."

6.	Section 6.14(f) of the Capital Contribution Agreement is
hereby amended to insert the following phrase after the phrase "certifying that": ", subject to any caveats which may be set forth in such certificate and which are acceptable to the receiving party(ies),".

7.	Section 6.14(g) of the Capital Contribution Agreement is
hereby amended to insert the following phrase after the
word "deliver":   ", at the time of Closing of the
Merger,".

Other than as set forth in this Amendment to Capital Contribution
Agreement, the Capital Contribution Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to Capital Contribution Agreement as of the date set forth above.


"ACS2"

ACS2, INC.
a Delaware corporation


By:    ___________________________
Title: ___________________________


"ADVANCED"

ADVANCED CLINICAL SYSTEMS, INC.
a Delaware corporation


By:    ___________________________
Title: ___________________________


"DYNAMIC"

DYNAMIC ASSOCIATES, INC.
a Nevada corporation


By:    ___________________________
Title: ___________________________


"LLC"

ADVANCED-DYNAMIC, LLC
 a Nevada limited liability company


By:    ___________________________
Title: ___________________________


                               -3-